[Logo]  MFS(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

[graphic omitted]

               MFS(R) MID CAP
               GROWTH FUND
               SEMIANNUAL REPORT o FEBRUARY 28, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
MFS' Year 2000 Readiness Disclosure ....................................... 27
Trustees and Officers ..................................................... 29

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT. IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE
       YEARS AHEAD WILL BRING A NUMBER OF          [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

     Jeffrey L. Shames

Dear Shareholders,

Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Mark Regan]

     Mark Regan

For the six months ended February 28, 1999, Class A shares of the Fund provided a total return of 38.49%, Class B shares 38.01%, Class C shares 37.85%, and Class I shares 38.55%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 33.27% return for the Russell Mid-Cap Growth Index (the Russell Index), which measures the performance of the 800 smallest growth companies in the Russell 1000 Index. The average mid cap growth fund, as measured by Lipper Analytical Services, Inc., an independent firm that tracks mutual fund performance, returned 25.17% for the period.

Q. HOW HAS THE OVERALL MARKET ENVIRONMENT IMPACTED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. The market correction in the early part of the period hurt small- and mid-cap stocks. However, through MFS(R) Original Research(SM), our process of analyzing a host of critical factors that affect the performance of individual stocks, we located what we view as good values and buying opportunities among mid-cap stocks. Thanks to our research, we continued to find what we believe are attractive companies that displayed strong growth prospects and healthy balance sheets. These stocks had been abandoned by investors avoiding any securities that they considered risky. As the broad market strengthened in late 1998, investors became more confident in the earnings potential of mid-cap companies, and many of these stock prices increased. Additionally, the Federal Reserve Board intervened to reduce interest rates last fall, which pumped more money into the economy and boosted growth in most market capitalization bands. Overall, while the stock market is still heavily driven by a small number of the biggest stocks, we see signs of improvement in mid-cap stocks and are optimistic about their long-term growth prospects.

Q.  WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO OVER THE PAST SIX MONTHS?

A. We sold out of Ascend at a high price just prior to its acquisition by Lucent, which resulted in a lower weighting in the technology sector. Ascend had been one of our largest holdings, accounting for about 10% of the portfolio's assets, and had been an excellent performer for the Fund. The company was a leader in data communications and was able to exploit increased demand for its products, which provide key building blocks for the Internet. By selling Ascend as its price was climbing, we secured a nice boost for the portfolio. We increased our business services sector holdings during the period because many of these companies' business models are based on generating recurring revenues from long-term contracts. As companies outsource functions like data processing and payroll services, business services companies that have been able to maintain fairly steady revenue streams. We've also boosted our health care holdings by adding companies such as STERIS and IDEXX Labs. STERIS is the market-share leader in the medical instrument sterilization industry. The company is benefiting from the rise in less invasive surgeries, which require large amounts of disposable supplies and substantial on-site sterilization services. IDEXX Labs, a veterinary instrument company, is attractive because it is also focusing on disposable products rather than on high-cost instrument and equipment sales. We feel companies that sell disposable supplies, as opposed to capital equipment, can generate better recurring revenue streams.

Q.  CAN YOU DISCUSS A FEW STOCKS THAT HELPED THE FUND'S PERFORMANCE?

A. Synopsys, a market leader in electronic design automation software for semiconductor manufacturers, helped the Fund's performance. The semiconductor market is showing renewed strength, which has boosted demand for Synopsys' product line, resulting in increased earnings for the company. SportsLine USA has performed solidly over the past few months. The company is one of two main suppliers, along with ESPN, of sports news and information to the Internet. SportsLine provides high-quality content from its partner CBS and has shown great growth in the number of people viewing its Web site. We think it is well positioned to sign up new Internet portal partners to compete with ESPN in the growing online sports information market. Finally, BJ's Wholesale Club has been a success story for the portfolio. BJ's has shown consistent earnings growth and is driven by a strong management team. We feel the stock is attractively valued in comparison to other wholesale clubs and retailers, mainly because the company has a lower profile than the biggest retail store chains. We think it has gone unnoticed by many investors. We like the company, however, and it has rewarded our interest by routinely beating its earnings estimates.

Q.  WHAT ARE YOU SEEING IN HEALTH CARE THESE DAYS?

A. Cytyc has developed an alternative pap smear process that promises more accurate results at a lower cost than the old method. The company has gained FDA approval, and the medical and insurance communities are learning the benefits of the new process. STERIS is putting massive sales forces into the top five national markets, which should lock out competitors and raise the possibility of their process becoming standard. We think STERIS has minimal competition and a bright future.

Q.  HOW ABOUT A COUPLE OF STOCKS THAT DISAPPOINTED RECENTLY?

A. Concentra Managed Care had a rough six months. The stock dropped sharply as its management sold off shares to try to dilute the company's value and privatize it at a discounted price. While the stock's slide hurt the Fund during the period, we took the opportunity to accumulate shares at prices we feel will be below management's purchase price. When the company ultimately goes private, we may see a gain from those purchases because the buyer may pay a higher share price than we did. Our deep-water oil drilling stocks also disappointed during the period. Oil prices were driven lower by a supply and demand imbalance created by weak demand for oil from emerging market economies and a resulting oversupply. As prices decline, oil companies produce less oil to balance supply with demand. This hurt the earnings of our holdings in deep-water drilling companies such as Transocean and Diamond Offshore. We'll stay with them because we don't believe that oil prices can remain at their current lows. When oil prices rebound, these share prices may rise sharply again.

/s/ Mark Regan

    Mark Regan
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

MARK REGAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND THE PORTFOLIO MANAGER OF MFS(R) MID CAP GROWTH FUND AND A PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL MID CAP GROWTH FUND.

HE JOINED MFS IN 1989 AS A RESEARCH ANALYST. HE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. MR. REGAN IS A GRADUATE OF CORNELL UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH
(SM), A COMPANY-ORIENTED, BOTTOM UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 SEEKS LONG-TERM GROWTH OF

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     DECEMBER 1, 1993

  CLASS INCEPTION:           CLASS A  DECEMBER 1, 1993
                             CLASS B  DECEMBER 1, 1993
                             CLASS C  AUGUST 1, 1994
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $141.9 MILLION NET ASSETS AS OF FEBRUARY 28, 1999
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 1999

CLASS A

                                          6 Months        1 Year       3 Years       5 Years  10 Years/Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +38.49%        +3.26%       +42.72%       +83.51%        +106.77%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                --             +3.26%       +12.59%       +12.91%        + 14.85%
--------------------------------------------------------------------------------------------------------------
SEC Results                                --             -2.68%       +10.39%       +11.58%        + 13.56%
--------------------------------------------------------------------------------------------------------------

CLASS B

                                          6 Months        1 Year       3 Years       5 Years  10 Years/Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +38.01%        +2.53%       +39.52%       +76.39%        + 97.68%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                --             +2.53%       +11.74%       +12.02%        + 13.87%
--------------------------------------------------------------------------------------------------------------
SEC Results                                --             -1.07%       +10.94%       +11.77%        + 13.76%
--------------------------------------------------------------------------------------------------------------

CLASS C

                                          6 Months        1 Year       3 Years       5 Years  10 Years/Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +37.85%        +2.47%       +39.55%       +76.55%        + 97.77%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                --             +2.47%       +11.75%       +12.04%        + 13.88%
--------------------------------------------------------------------------------------------------------------
SEC Results                                --             +1.57%       +11.75%       +12.04%        + 13.88%
--------------------------------------------------------------------------------------------------------------

CLASS I

                                          6 Months        1 Year       3 Years       5 Years  10 Years/Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +38.55%        +3.58%       +43.45%       +84.41%        +107.81%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                --             +3.58%       +12.78%       +13.02%        + 14.96%
--------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, December 1, 1993, through February 28, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1999

FIVE LARGEST STOCK SECTORS

HEALTH CARE                                       20.1%
CONGLOMERATES, SPECIAL PRODUCTS/SERVICES          19.2%
TECHNOLOGY                                        16.3%
LEISURE                                           14.2%
RETAILING                                          9.6%

TOP 10 STOCK HOLDINGS

GEMSTAR INTERNATIONAL GROUP  8.7%  CONCENTRA MANAGED CARE, INC.  2.7%
Audio/video products company       Health care management and services company

SPORTSLINE USA, INC.  7.4%         SYNOPSYS, INC.  2.4%
Internet sports media company      Integrated circuits design software provider

BJ'S WHOLESALE CLUB, INC.  3.5%    COOPER CAMERON CORP.  2.2%
Discount retail store              Oil and gas production equipment manufacturer

CYTYC CORP.  3.4%                  STERIS CORP.  2.1%
Medical testing company            Medical sterilization and instrument company

BMC SOFTWARE, INC.  2.8%           COMPUSA, INC.   2.1%
Computer software company          Computer products retailer

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1999

Stocks - 98.8%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 97.5%
  Automotive - 0.9%
    Federal-Mogul Corp.                                  25,300    $  1,244,444
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.0%
    Compass Bancshares, Inc.                             14,500    $    531,063
    First Security Corp.                                 32,600         605,137
    Regions Financial Corp.                               9,100         345,800
                                                                   ------------
                                                                   $  1,482,000
-------------------------------------------------------------------------------
  Biotechnology - 2.1%
    IDEXX Laboratories, Inc.*                           133,700    $  2,991,538
-------------------------------------------------------------------------------
  Business Machines - 2.6%
    Affiliated Computer Services, Inc., "A"*             38,900    $  1,799,125
    Kulicke & Soffa Industries, Inc.*                    74,200       1,882,825
                                                                   ------------
                                                                   $  3,681,950
-------------------------------------------------------------------------------
  Business Services - 8.6%
    BISYS Group, Inc.*                                   14,000    $    747,250
    Computer Horizons Corp.*                             18,400         274,850
    DST Systems, Inc.*                                   18,800       1,019,900
    Fiserv, Inc.*                                        39,200       1,842,400
    Learning Tree International, Inc.*                  104,100         871,837
    Paymentech, Inc.*                                    60,400       1,155,150
    Policy Management Systems Corp.*                     50,800       1,857,375
    Preview Travel, Inc.*                                34,200         696,825
    Quintiles Transnational Corp.*                       49,600       2,139,000
    Technology Solutions Co.*                           201,125       1,646,711
                                                                   ------------
                                                                   $ 12,251,298
-------------------------------------------------------------------------------
  Chemicals - 0.6%
    Cambrex Corp.                                        37,700    $    902,444
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Rambus, Inc.*                                         9,600    $    697,800
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.2%
    Autodesk, Inc.                                        9,300    $    373,163
    Electronic Arts, Inc.*                                9,300         370,838
    Intuit, Inc.*                                         9,400         930,012
                                                                   ------------
                                                                   $  1,674,013
-------------------------------------------------------------------------------
  Computer Software - Systems - 12.0%
    Aspen Technology, Inc.*                              57,400    $    735,438
    BMC Software, Inc.*                                  97,300       3,977,137
    Cadence Design Systems, Inc.*                        55,540       1,336,431
    Cambridge Technology Partners, Inc.*                 64,100       1,610,512
    Citrix Systems, Inc.*                                25,800       1,989,825
    Compuware Corp.*                                     17,600         984,500
    Edify Corp.*                                        360,200       2,138,687
    JDA Software Group, Inc.*                            72,400         452,500
    Keane, Inc.*                                          7,400         228,938
    Synopsys, Inc.*                                      75,059       3,471,479
    Vantive Corp.*                                        9,600         110,400
                                                                   ------------
                                                                   $ 17,035,847
-------------------------------------------------------------------------------
  Consumer Goods and Services - 8.8%
    Dial Corp.                                           29,000    $    846,437
    LoJack Corp.*                                       102,900         926,100
    Sportsline USA, Inc.*                               238,080      10,713,600
                                                                   ------------
                                                                   $ 12,486,137
-------------------------------------------------------------------------------
  Electronics - 3.0%
    Cable Design Technologies Corp.*                    172,800    $  2,235,600
    SIPEX Corp.*                                        174,900       2,000,419
                                                                   ------------
                                                                   $  4,236,019
-------------------------------------------------------------------------------
  Entertainment - 11.8%
    Entercom Communications Corp.*                          500       $  15,687
    Gemstar International Group Ltd.*                   196,240      12,559,360
    Heftel Broadcasting Corp., "A"*                      31,700       1,307,625
    MediaOne Group, Inc.*                                51,100       2,784,950
                                                                   ------------
                                                                   $ 16,667,622
-------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Edwards (A.G.), Inc.                                 87,300    $  2,842,707
    Finova Group, Inc.                                    9,700         492,881
                                                                   ------------
                                                                   $  3,335,588
-------------------------------------------------------------------------------
  Food and Beverage Products - 2.1%
    Del Monte Foods Co.*                                 95,100    $  1,301,681
    Keebler Foods Co.*                                   42,000       1,638,000
                                                                   ------------
                                                                   $  2,939,681
-------------------------------------------------------------------------------
  Medical and Health Products - 0.8%
    PSS World Medical, Inc.*                            102,600    $  1,167,075
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 14.6%
    Concentra Managed Care, Inc.*                       370,255    $  3,933,959
    Cyberonics, Inc.*                                    23,700         208,856
    Cytyc Corp.*                                        273,200       4,951,750
    Health Management Associates, Inc., "A"*            151,100       1,954,856
    Lincare Holdings, Inc.*                              54,100       1,927,313
    Martek Biosciences Corp.*                            70,000         446,250
    PAREXEL International Corp.*                         37,200         774,225
    Shared Medical Systems Corp.                         17,400         887,400
    STERIS Corp.*                                        93,500       3,073,812
    Total Renal Care Holdings, Inc.*                    231,643       2,055,832
    Ventana Medical Systems, Inc.*                       24,200         420,475
                                                                   ------------
                                                                   $ 20,634,728
-------------------------------------------------------------------------------
  Oil Services - 6.5%
    Cooper Cameron Corp.*                               134,200    $  3,103,375
    Diamond Offshore Drilling, Inc.                      56,200       1,162,638
    Global Industries, Inc.*                            337,300       1,707,581
    Noble Drilling Corp.*                               207,800       2,571,525
    Transocean Offshore, Inc.                            34,800         717,750
                                                                   ------------
                                                                   $  9,262,869
-------------------------------------------------------------------------------
  Pharmaceuticals - 1.4%
    Cytoclonal Pharmaceutics, Inc.*                      18,300    $    143,541
    Sepracor, Inc.*                                      14,800       1,846,300
                                                                   ------------
                                                                   $  1,989,841
-------------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    Scholastic Corp.*                                    47,000    $  2,314,750
-------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Gartner Group, Inc.*                                 12,100    $    271,494
    Sylvan Learning Systems, Inc.*                        6,200         206,150
                                                                   ------------
                                                                   $    477,644
-------------------------------------------------------------------------------
  Stores - 8.1%
    BJ's Wholesale Club, Inc.*                          115,100    $  5,014,044
    Borders Group, Inc.*                                 74,600       1,030,412
    CompUSA, Inc.*                                      285,700       2,999,850
    Gymboree Corp.*                                     184,600       1,938,300
    Petco Animal Supplies, Inc.*                         62,000         499,875
                                                                   ------------
                                                                   $ 11,482,481
-------------------------------------------------------------------------------
  Supermarkets - 1.6%
    Meyer (Fred), Inc.*                                  35,890    $  2,305,933
-------------------------------------------------------------------------------
  Telecommunications - 5.0%
    Advanced Fibre Communications, Inc.*                 94,700    $    769,438
    Aerial Communications, Inc.*                        188,700       1,320,900
    American Tower Corp., "A"*                           51,200       1,372,800
    Aspect Telecommunications Corp.*                    150,780       1,159,121
    Cellular Communications International, Inc.*          6,550         514,584
    CIENA Corp.*                                         30,700         855,762
    Lightbridge, Inc.*                                   59,500         282,625
    Qwest Communications International, Inc.*            12,543         770,611
                                                                   ------------
                                                                   $  7,045,841
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $138,307,543
-------------------------------------------------------------------------------

Foreign Stocks - 1.3%
  Bermuda
    Global Crossing Ltd. (Telecommunications)*            1,100    $     64,900
-------------------------------------------------------------------------------
  Canada - 0.4%
    Southern Africa Minerals Corp. (Diversified
      Minerals)*                                        794,600    $    499,914
-------------------------------------------------------------------------------
  United Kingdom - 0.9%
    CBT Group PLC, ADR (Computer Software - Personal
      Computers)*                                        82,700    $  1,318,031
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $  1,882,845
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $141,456,226)                       $140,190,388
-------------------------------------------------------------------------------
Convertible Preferred Stock - 2.4%
-------------------------------------------------------------------------------
U.S. Stocks - 2.4%
  Medical and Health Technology and Services - 2.4%
    Concentra Managed Care, Inc., 4.50%               3,440,000    $  2,713,300
    Concentra Managed Care, Inc., 6.00%                 771,000         654,386
-------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost,
$2,948,370)                                                        $  3,367,686
-------------------------------------------------------------------------------
Short-Term Obligations - 14.6%
-------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio      0,657,699    $ 20,657,699
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $165,062,295)                  $164,215,773

Other Assets, Less Liabilities - (15.8)%                            (22,355,253)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $141,860,520
-------------------------------------------------------------------------------
        *Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------
FEBRUARY 28, 1999
-------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $165,062,295)      $164,215,773
  Receivable for Fund shares sold                                 541,154
  Receivable for investments sold                                  72,140
  Interest and dividends receivable                               103,544
  Other assets                                                      1,585
                                                             ------------
      Total assets                                           $164,934,196
                                                             ------------
Liabilities:
  Payable for Fund shares reacquired                         $    286,018
  Payable for investments purchased                               813,855
  Collateral for securities loaned, at value                   20,657,699
  Payable to affiliates -
    Management fee                                                  8,824
    Shareholder servicing agent fee                                 1,324
    Distribution and service fee                                   78,627
    Administrative fee                                                176
  Accrued expenses and other liabilities                        1,227,153
                                                             ------------
      Total liabilities                                      $ 23,073,676
                                                             ------------
Net assets                                                   $141,860,520
                                                             ============
Net assets consist of:
  Paid-in capital                                            $131,232,860
  Unrealized depreciation on investments                         (846,522)
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions              12,247,731
  Accumulated net investment loss                                (773,549)
                                                             ------------
      Total                                                  $141,860,520
                                                             ============
Shares of beneficial interest outstanding                     15,362,229
                                                              ==========

Class A shares:
  Net asset value per share
    (net assets of $55,029,773 / 5,911,511 shares of
      beneficial interest outstanding)                          $9.31
                                                                =====
  Offering price per share (100 / 94.25 of net asset
    value per share)                                            $9.88
                                                                =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $76,868,985 / 8,355,905 shares of
      beneficial interest outstanding)                          $9.20
                                                                =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $8,916,734 / 982,673 shares of
      beneficial interest outstanding)                          $9.07
                                                                =====

Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $1,045,028 / 112,140
    shares of beneficial interest outstanding)                  $9.32
                                                                =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
Six Months Ended February 28, 1999
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                       $   323,478
    Dividends                                                          101,028
    Income on securities loaned                                         56,684
                                                                   -----------
      Total investment income                                      $   481,190
                                                                   -----------

  Expenses -
    Management fee                                                 $   512,036
    Trustees' compensation                                              11,954
    Shareholder servicing agent fee                                     76,815
    Distribution and service fee (Class A)                              64,323
    Distribution and service fee (Class B)                             380,380
    Distribution and service fee (Class C)                              39,443
    Administrative fee                                                   6,733
    Custodian fee                                                       28,085
    Printing                                                            31,412
    Postage                                                             16,824
    Auditing fees                                                       15,823
    Legal fees                                                             392
    Miscellaneous                                                       62,102
                                                                   -----------
      Total expenses                                               $ 1,246,322
    Fees paid indirectly                                                (6,494)
                                                                   -----------
      Net expenses                                                 $ 1,239,828
                                                                   -----------
        Net investment loss                                        $  (758,638)
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $17,145,936
    Foreign currency transactions                                          (63)
                                                                   -----------
      Net realized gain on investments and foreign
        currency transactions                                      $17,145,873
                                                                   -----------
  Change in unrealized appreciation on investments                 $23,271,830
                                                                   -----------
        Net realized and unrealized gain on investments
          and foreign currency                                     $40,417,703
                                                                   -----------
          Increase in net assets from operations                   $39,659,065
                                                                   ===========

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                    YEAR ENDED
                                                        FEBRUARY 28, 1999               AUGUST 31, 1998
                                                              (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $    (758,638)                $  (2,000,225)
  Net realized gain on investments and foreign currency
    transactions                                              17,145,873                    18,745,576
  Net unrealized gain (loss) on investments and foreign
    currency translation                                      23,271,830                   (35,717,948)
                                                           -------------                 -------------
      Increase (decrease) in net assets from operations    $  39,659,065                 $ (18,972,597)
                                                           -------------                 -------------

Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $  (6,881,999)                $  (1,274,408)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (9,892,160)                   (1,589,641)
  From net realized gain on investments and foreign
    currency transactions (Class C)                           (1,090,223)                     (131,365)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (168,193)                      (38,088)
                                                           -------------                 -------------
      Total distributions declared to shareholders         $ (18,032,575)                $  (3,033,502)
                                                           -------------                 -------------

Net increase (decrease) in net assets from Fund share
  transactions                                             $  21,190,787                 $  (1,808,418)
                                                           -------------                 -------------
      Total increase (decrease) in net assets              $  42,817,277                 $ (23,814,517)
Net assets:
  At beginning of period                                      99,043,243                   122,857,760
                                                           -------------                 -------------

  At end of period (including accumulated net investment
    loss of $773,549 and $14,911, respectively)            $ 141,860,520                 $  99,043,243
                                                           =============                 =============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                   SIX MONTHS                                                                          PERIOD
                                        ENDED                          YEAR ENDED AUGUST 31,                            ENDED
                                 FEBRUARY 28,        ---------------------------------------------------------     AUGUST 31,
                                         1999             1998            1997            1996            1995          1994*
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period  $ 7.71           $ 9.42          $ 9.06          $10.08          $ 8.68         $ 7.83
                                       ------           ------          ------          ------          ------         ------

Income from investment operations# -
  Net investment loss(S)               $(0.03)          $(0.11)         $(0.09)         $(0.10)         $(0.03)        $(0.05)
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency                  2.97            (1.31)           1.77            0.96            1.69           0.90
                                       ------           ------          ------          ------          ------         ------
    Total from investment operations   $ 2.94           $(1.42)         $ 1.68          $ 0.86          $ 1.66         $ 0.85
                                       ------           ------          ------          ------          ------         ------

Less distributions declared to
 shareholders from net realized
 gain on investments and foreign
 currency transactions                 $(1.34)          $(0.29)         $(1.32)         $(1.88)         $(0.26)        $ --
                                       ------           ------          ------          ------          ------         ------
Net asset value - end of period        $ 9.31           $ 7.71          $ 9.42          $ 9.06          $10.08         $ 8.68
                                       ======           ======          ======          ======          ======         ======
Total return(+)                        38.49%++       (15.44)%          20.26%          10.55%          19.77%         10.86%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                            1.37%+           1.43%           1.41%           1.28%           1.29%          1.50%+
  Net investment loss                 (0.65)%+         (1.07)%         (1.09)%         (1.08)%         (0.40)%        (0.87)%+
Portfolio turnover                        80%             168%            170%            157%            218%            82%
Net assets at end of period (000
 omitted)                             $55,030          $36,413         $41,737         $35,098         $30,194        $17,776

  * For the period from the commencement of the Fund's investment operations, December 1, 1993, through August 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser did not impose a portion of its management fee for the period indicated. If this fee had been incurred by the Fund, the investment loss per share and the ratios would have been:

    Net investment loss                $ --             $ --            $ --            $ --            $ --           $(0.08)
    Ratios (to average net assets):
      Expenses                           --               --              --              --              --             2.03%+
      Net investment loss                --               --              --              --              --           (1.40)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                   SIX MONTHS                                                                          PERIOD
                                        ENDED                          YEAR ENDED AUGUST 31,                            ENDED
                                 FEBRUARY 28,        ---------------------------------------------------------     AUGUST 31,
                                         1999             1998            1997            1996            1995          1994*
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period  $ 7.60           $ 9.27          $ 8.93          $ 9.94          $ 8.59         $ 7.83
                                       ------           ------          ------          ------          ------         ------

Income from investment operations# -
  Net investment loss(S)               $(0.07)          $(0.18)         $(0.16)         $(0.17)         $(0.13)        $(0.12)
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency                  2.94            (1.28)           1.75            0.95            1.69           0.88
                                       ------           ------          ------          ------          ------         ------
    Total from investment operations   $ 2.87           $(1.46)         $ 1.59          $ 0.78          $ 1.56         $ 0.76
                                       ------           ------          ------          ------          ------         ------

Less distributions declared to
 shareholders from net realized
 gain on investments and foreign
 currency transactions                 $(1.27)          $(0.21)         $(1.25)         $(1.79)         $(0.21)        $ --
                                       ------           ------          ------          ------          ------         ------
Net asset value - end of period        $ 9.20           $ 7.60          $ 9.27          $ 8.93          $ 9.94         $ 8.59
                                       ======           ======          ======          ======          ======         ======
Total return                           38.01%++       (16.05)%          19.36%           9.67%          18.75%          9.71%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                            2.12%+           2.18%           2.20%           2.13%           2.29%          2.57%+
  Net investment loss                 (1.41)%+         (1.82)%         (1.87)%         (1.81)%         (1.44)%        (2.02)%+
Portfolio turnover                        80%             168%            170%            157%            218%            82%
Net assets at end of period (000
 omitted)                             $76,869          $56,098         $73,940         $67,043         $61,742        $36,849

  * For the period from the commencement of the Fund's investment operations, December 1, 1993, through August 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser did not impose a portion of its management fee for the period indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:

    Net investment loss                $ --             $ --            $ --            $ --            $ --           $(0.15)
    Ratios (to average net assets):
      Expenses                           --               --              --              --              --             3.10%+
      Net investment loss                --               --              --              --              --           (2.56)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                   SIX MONTHS                                                                          PERIOD
                                        ENDED                          YEAR ENDED AUGUST 31,                            ENDED
                                 FEBRUARY 28,        ---------------------------------------------------------     AUGUST 31,
                                         1999             1998            1997            1996            1995          1994*
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                      CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period  $ 7.53           $ 9.19          $ 8.85          $ 9.91          $ 8.61         $ 7.80
                                       ------           ------          ------          ------          ------         ------

Income from investment operations# -
  Net investment loss(S)               $(0.06)          $(0.18)         $(0.16)         $(0.17)         $(0.14)        $(0.04)
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency                  2.89            (1.26)           1.74            0.94            1.69           0.85
                                       ------           ------          ------          ------          ------         ------
    Total from investment operations   $ 2.83           $(1.44)         $ 1.58          $ 0.77          $ 1.55         $ 0.81
                                       ------           ------          ------          ------          ------         ------

Less distributions declared to
 shareholders from net realized
 gain on investments and foreign
 currency transactions                 $(1.29)          $(0.22)         $(1.24)         $(1.83)         $(0.25)        $ --
                                       ------           ------          ------          ------          ------         ------
Net asset value - end of period        $ 9.07           $ 7.53          $ 9.19          $ 8.85          $ 9.91         $ 8.61
                                       ======           ======          ======          ======          ======         ======
Total return                           37.85%++       (16.00)%          19.44%           9.60%          18.63%         10.38%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                            2.12%+           2.18%           2.16%           2.17%           2.30%          2.50%+
  Net investment loss                 (1.41)%+         (1.82)%         (1.79)%         (1.90)%         (1.55)%        (2.22)%+
Portfolio turnover                        80%             168%            170%            157%            218%            82%
Net assets at end of period (000
 omitted)                              $8,917           $5,607          $5,796          $6,860          $3,209            $87

  * For the period from the inception of Class C, August 1, 1994, through August 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser did not impose a portion of its management fee for the period indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:

    Net investment loss                $ --             $ --            $ --            $ --            $ --            $(0.05)
    Ratios (to average net assets):
      Expenses                           --               --              --              --              --             3.03%+
      Net investment loss                --               --              --              --              --           (2.71)%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS                 YEAR               PERIOD
                                                               ENDED                ENDED                ENDED
                                                        FEBRUARY 28,           AUGUST 31,           AUGUST 31,
                                                                1999                 1998                1997*
                                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
                                                             CLASS I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $ 7.73               $ 9.44               $ 8.50
                                                              ------               ------               ------
Income from investment operations# -
  Net investment loss                                         $(0.02)              $(0.08)              $(0.05)
  Net realized and unrealized gain (loss) on investments
   and foreign currency                                         2.97                (1.32)                0.99
                                                              ------               ------               ------
    Total from investment operations                          $ 2.95               $(1.40)              $ 0.94
                                                              ------               ------               ------

Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                $(1.36)              $(0.31)              $  --
                                                              ------               ------               ------
Net asset value - end of period                               $ 9.32               $ 7.73               $ 9.44
                                                              ======               ======               ======
Total return                                                  38.55%++           (15.23)%               11.06%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   1.12%+               1.18%                1.03%+
  Net investment loss                                        (0.41)%+             (0.82)%              (0.74)%+
Portfolio turnover                                               80%                 168%                 170%
Net assets at end of period (000 omitted)                     $1,045                 $925               $1,384

 * For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Mid Cap Growth Fund (the Fund) is a diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic conditions.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At February 28, 1999, the value of securities loaned was $21,231,719. These loans were collateralized by cash of $20,657,699 and U.S. Treasury securities of $1,244,601. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $3,905 for the six months ended February 28, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $18,729 for the six months ended February 28, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,825 the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,087 and $140 for Class B and Class C shares, respectively, for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1999, were $227, $73,633, and $1,485 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $110,185,652 and $105,246,453, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $165,062,295
                                                               ------------
Gross unrealized appreciation                                  $ 22,730,685
Gross unrealized depreciation                                   (23,577,207)
                                                               ------------
    Net unrealized depreciation                                $   (846,522)
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED FEBRUARY 28, 1999          YEAR ENDED AUGUST 31, 1998
                                    ----------------------------------        ----------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               6,563,165       $ 61,230,203        3,064,610      $  31,014,067
Shares issued to shareholders in
  reinvestment of distributions             742,158          6,802,247          136,735          1,206,006
Shares reacquired                        (6,115,473)       (57,541,730)      (2,908,810)       (29,471,262)
                                         ----------       ------------       ----------      -------------
    Net increase                          1,189,850       $ 10,490,720          292,535      $   2,748,811
                                         ==========       ============       ==========      =============

Class B Shares
                                    SIX MONTHS ENDED FEBRUARY 28, 1999          YEAR ENDED AUGUST 31, 1998
                                    ----------------------------------        ----------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               3,038,355       $ 28,152,221        3,317,869      $  33,017,562
Shares issued to shareholders in
  reinvestment of distributions             977,808          8,839,388          160,209          1,398,805
Shares reacquired                        (3,039,333)       (28,390,241)      (4,071,465)       (39,885,321)
                                         ----------       ------------       ----------      -------------
    Net increase (decrease)                 976,830       $  8,601,368         (593,387)     $  (5,468,954)
                                         ==========       ============       ==========      =============

Class C Shares
                                    SIX MONTHS ENDED FEBRUARY 28, 1999          YEAR ENDED AUGUST 31, 1998
                                    ----------------------------------        ----------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 416,053       $  3,912,017          529,840      $   5,257,980
Shares issued to shareholders in
  reinvestment of distributions             100,761            897,779           13,332            115,323
Shares reacquired                          (278,795)        (2,632,846)        (428,913)        (4,191,955)
                                         ----------       ------------       ----------      -------------
    Net increase                            238,019       $  2,176,950          114,259      $   1,181,438
                                         ==========       ============       ==========      =============

Class I Shares
                                    SIX MONTHS ENDED FEBRUARY 28, 1999          YEAR ENDED AUGUST 31, 1998
                                    ----------------------------------        ----------------------------
                                             SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                   6,850       $     61,883           18,237      $     183,027
Shares issued to shareholders in
  reinvestment of distributions              18,401            168,185            4,318             38,087
Shares reacquired                           (32,819)          (308,319)         (49,523)          (490,737)
                                         ----------       ------------       ----------      -------------
    Net decrease                             (7,568)      $    (78,251)         (26,968)     $    (269,623)
                                         ==========       ============       ==========      =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1999, was $550.

MFS(R) MID CAP GROWTH FUND


Trustees                                               Secretary
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              Assistant Secretary
                                                       James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                       Custodian
J. Atwood Ives - Chairman and Chief Executive          State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified services
company)                                               Auditors
                                                       Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                   Investor Information
                                                       For MFS stock and bond market outlooks,
William J. Poorvu - Adjunct Professor, Harvard         call toll free: 1-800-637-4458 anytime from
University Graduate School of Business                 a touch-tone telephone.
Administration
                                                       For information on MFS mutual funds, call your
Charles W.Schmidt - Private Investor                   financial adviser or, for an information kit, call
                                                       toll free: 1-800-637-2929 any business day from 9
Arnold D. Scott* - Senior Executive                    a.m. to 5 p.m. Eastern time (or leave a message
Vice President, Director, and Secretary,               anytime).
MFS Investment Management
                                                       Investor Service
Jeffrey L. Shames* - Chairman, Chief                   MFS Service Center, Inc.
Executive Officer, and Director,                       P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant               For general information, call toll free:
                                                       1-800-225-2606 any business day from
David B. Stone - Chairman and Director,                8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment advisers)                                  For service to speech- or hearing-impaired, call
                                                       toll free: 1-800-637-6576 any business day from 9
Investment Adviser                                     a.m. to 5 p.m. Eastern time. (To use this service,
Massachusetts Financial Services Company               your phone must be equipped with a
500 Boylston Street                                    Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                       For share prices, account balances, and exchanges,
Distributor                                            call toll free: 1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                            anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                  World Wide Web
                                                       www.mfs.com
Portfolio Manager
Mark Regan*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) MID CAP GROWTH FUND                                          Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
                                                                      MFS
[Logo]  MFS(R)                                                  ----------------
INVESTMENT MANAGEMENT
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(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
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